                                                                     Exhibit 3.5

                                 State of Maine

                                   ----------

       Certificate of Organization of a Corporation under the General Law

                                   ----------

      The undersigned, officers of a corporation organized at Waterville, Maine at a meeting of the signers of the articles of agreement therefor, duly called and held at Waterville in the County of Kennebec on Monday the 24th day of July A.D. 1967 hereby certify as follows:

The name of said corporation is MID STATE MACHINE PRODUCTS

The purposes of said corporation are to engage in the manufacture of every kind and type and design of personal property, whatsoever, by any and every method and means now in use or to be developed and used in the future and in relation thereto, without limiting or qualifying the same and in general, to engage in the business of transportation of raw materials, finished products, freight of every description whatsoever by means of automobiles, motor busses, motor trucks, airplanes, vehicles of every kind however propelled; to do generally in all and every other thing necessary and incident to the enjoyment of the powers and privileges hereingranted, to operate and maintain establishments for the servicing of said manufactured goods, whether manufactured by this corporation under this charter or any other person or corporation or other charter, or partnership or other legal entity, and to store, repair, rent or lease all such personal property and to purchase and sell and to transport all fuels and accessories necessary for the carrying on of the business of said manufactured, and to do all and everything necessary, suitable and proper for the accomplishment of the above purposes or attainment of any of the above objects, or the furtherance of any of the powers herein before set forth, either alone or in association with any other corporations, firms, or individuals, and to do every other act or acts, thing, or things incidental or pertinent to, or going out of, or connected with the aforesaid business or powers for any part or parts thereof, to borrow money or to make and issue notes, bonds, or indentures, obligations and evidences of indebtedness of all kinds whether secured by mortgage, pledged or otherwise, without limit as to amount and to secure the same as by the mortgage, pledge, or otherwise, and generally to make and form agreements and contracts of every kind and description, on and to the same extent as a natural person might or could do, to purchase or otherwise acquire or to hold or maintain, work, develop, sell, lease, exchange, hire, convey mortgage or otherwise dispose of and deal in lands and lease holds in any interest and real property or personal property or mixed property, or franchises, or rights or licenses and privileges necessary, convenient or appropriate to any or all of the purposes herein before expressed. The business or purpose of the company is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its business, or any part thereof and to have one or more offices and manufacturing establishments, or warehouses, or any other structure to house any of its legitimate and lawful functions above described, and to exercise all or any of its corporate powers and rights in any state in the United States and the District of Columbia; all of the foregoing, provided that the same be not inconsistent with the laws under which this corporation is organized.

The amount of capital stock is 100 Shares

The amount of common stock is 100 Shares

The amount of preferred stock is 0

The amount of capital stock already paid in is 0

The par value of the shares is 0

The names and addresses of the owners of said shares are as follows:

================================================================================
                                                            NO. OF SHARES
      NAMES                      ADDRESSES             COMMON       PREFERRED
================================================================================
S. Douglas Sukeforth      R#3 Waterville, Maine          20

Rita Sukeforth            R#3 Waterville, Maine          10

Curtis L. Young           R#3 Waterville, Maine          20

Patricia E. Young         R#3 Waterville, Maine          10

Jerome G. Daviau          50 Main St., Waterville         1

      Said corporation is located at North Vassalboro in the County of Kennebec

The number of directors is four and their names are

          S. Douglas Sukeforth      Rita C. Sukeforth
          Curtis L. Young           Patricia E. Young

The name of the clerk is Jerome G. Daviau and his residence is 50 Main St., Waterville, Me.

The undersigned, S. Douglas Sukeforth is president; the undersigned, Curtis L. Young of R#3 Waterville, Maine is Secretary/treasurer; and the undersigned
      (Street) (City or Town)

      /s/ S. Douglas Sukeforth
      /s/ Rita C. Sukeforth
      /s/ Curtis L. Young
      /s/ Patricia E. Young

are a majority of the directors of said corporation.

      Witness our hands this 24th day of July A.D. 1967

                                        /s/ S. Douglas Sukeforth  President.

                                        /s/ Curtis L. Young       Treasurer.

          /s/ S. Douglas Sukeforth
          /s/ Curtis L. Young                               Directors.
          /s/ Patricia E. Young
          /s/ Rita C. Sukeforth

                     Kennebec SS.             July 24th, A.D. 1967

      Then personally appeared S. Douglas Sukeforth, Rita C. Sukeforth, Curtis L. Young and Patricia Young

and severally made oath to the foregoing certificate, that the same is true.

                                   Before me,

                                                  /s/ [Illegible]

                                                  Justice of the Peace.

                                   ----------

                                 State of Maine

                                   ----------

                         Attorney General's Office,          August 8 A.D. 1967

      I hereby certify that I have examined the foregoing certificate, and the same is properly drawn and signed, and is conformable to the constitution and laws of the State.

                                                          /s/ [Illegible]

                                                     Assistant Attorney General.

                                 STATE OF MAINE
                          Office of Secretary of State

                             Augusta, Sept. 7, 1967

A copy of the Record of the within certificate of organization, duly certified by the Register of Deeds of Kennebec County, has this day been received and filed in this office.

Recorded in Vol. 208 Page 50 of Records of Corporations.

ATTEST:

                                                       /s/ Joseph V. Edgar
                                                       -------------------
                                                       Secretary of State


                                      COPY

[Name of Corporation]

--------------------------------------------------------------------------------
                           MID STATE MACHINE PRODUCTS
--------------------------------------------------------------------------------

                                   ----------

                                             Kennebec SS.
--------------------------------------------------------------------------------
                                                              Registry of Deeds.

Received August 21 1967 at 11 h. m.  A.M

Recorded in Vol. 1298 Page 496

ATTEST:

/s/ Miss W. Jackson
--------------------------------------------------------------------------------
                                                                 Deputy Register
                                   ----------

                                 STATE OF MAINE

                                   ----------

                          Office of Secretary of State

                                             Augusta, ________ 19

Received and filed this day.

      ATTEST:

--------------------------------------------------------------------------------
                                                             Secretary of State.

Recorded in Vol.     Page

Filing Fee (See Sec.1401)                               This Space For Use By
  For Use By The                                         Secretary of State
Secretary of State


                              STATE OF MAINE                   MAINE
                                                         SECRETARY OF STATE
File No. 208 - 50          ARTICLES OF AMENDMENT               FILED
        ---------      (Amendment by Shareholders
Fee Paid $5.00             Voting as One Class)           August 17, 1973
         --------                                      ------------------------
C.B.      85                       OF                     /s/ [Illegible]
         ---------                                     -------------------------
Date     8-17-73        MID STATE MACHINE PRODUCTS           [Illegible]
         ---------      --------------------------             AGENT
                                                       A true copy attest:
                                                          /s/ [Illegible]
                                                       -------------------------
                                                                           Agent

Pursuant to 13-A MRSA ss.ss.805 and 807, the undersigned corporation adopts these Articles of Amendment.

      FIRST: All outstanding shares of the corporation were entitled to vote on the following amendment as one class.

      SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on January 2, 1973.

      THIRD: On said date, the number of shares outstanding and entitled to vote on such amendment, and the number of shares voted for and against said amendment, respectively, were as follows:

Number of Shares Outstanding
   and Entitled to Vote                 Voted For       Voted Against
----------------------------            ---------       -------------

             100                           100              none




        --------------------            ---------       -------------
Totals       100                           100              none

      FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

      *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                       Series              Number          Par Value
Class                 (If Any)            of Shares         (If Any)
-----                 --------            ---------         --------







The aggregate par value of all such shares (of all classes and series) having par value is $____________.

The total number of all such shares (of all classes and series) without par value is ____________ shares.

      SIXTH: The address of the registered office of the corporation in the State of Maine is 18 Silver Street, Waterville, Maine
                  -----------------------------------
                     (street, city and zip code)

      Dated: August 15, 1973
             ----------------------------------------

                                               MID STATE MACHINE PRODUCTS **
                                               ---------------------------------
                                                    (name of corporation)


           Legibly print or type name
           and capacity of all signers         By /s/ Jerome G. Daviau
           13-A MRSA ss.104.                      ------------------------------

                                                   Jerome G. Daviau, Clerk
                                               ---------------------------------
                                               (type or print name and capacity)

I certify that I have custody of the minutes
showing the above action by the
shareholders.
                                              By
                                                 -------------------------------

                                               ---------------------------------
                                               (type or print name and capacity)

          /s/ [Illegible]
-------------------------------------
(clerk, secretary or asst. secretary)

NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in ss.806, or because the articles so provide. For vote necessary for adoption see ss.805.







------------------------------
* To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

                                    EXHIBIT A

            At a special meeting of the stockholders of Mid State Machine Products, a corporation existing under the laws of the State of Maine and having a principal place of business in Waterville, Maine, the following amendment to the Articles of Incorporation was unanimously approved:

            It is hereby voted to amend the Articles and the By-Laws of Mid State Machine Products so as to reduce the number of directors from three to two in accordance with the new Maine Corporate Laws.

--------------------------------
        FOR USE BY THE                                                             MAINE
      SECRETARY OF STATE                   STATE OF MAINE                    SECRETARY OF STATE
                                         CHANGE OF CLERK OR                        FILED
       File No.  208-50              REGISTERED OFFICE OR BOTH
                 ------                         OF                             April 22, 1975
       Fee Paid   $5.00                                                     -------------------
                 ------              MID STATE MACHINE PRODUCTS
       C.B.     75C1601              --------------------------
                -------                                                     /s/ Linwood F. Ress
       Date     4-25-75                                                     -------------------
                -------                                                              AGENT
-------------------------------

Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and business address of its present clerk are

Jerome G. Daviau, 50 Main Street, Waterville, Maine.
----------------------------------------------------
         (street, city, state and zip code)

     SECOND: The name and business address of its successor clerk* are

Robert J. Daviau, 18 Silver Street, Waterville, Maine.
------------------------------------------------------
         (street, city, state and zip code)

     THIRD: Upon a change in clerk this must be completed:

          (x) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

          ( ) Such change was authorized by the shareholders. (Complete the following)

                   I certify that I have custody of the minutes showing the
               above action by the shareholders.

                                  /s/ Robert J. Daviau
                                  -----------------------------------------
                                  (clerk, secretary or assistant secretary)



                                              MID STATE MACHINE PRODUCTS**
                                       ----------------------------------------
                                                  (name of corporation)

     Dated: February 26, 1975          By /s/ Robert J. Daviau
            -----------------          ----------------------------------------
                                              Robert J. Daviau, Clerk
            Legibly print or type      ----------------------------------------
            name and capacity of           (type or print name and capacity)
            all signers
            13-A MRSA Section 104.
                                       By
                                       ----------------------------------------

                                       ----------------------------------------
                                           (type or print name and capacity)

----------------------------
 *The clerk of a domestic corporation must be a person resident in Maine. The business address of the clerk and the registered office must be identical.

**The name of the corporation should be typed, and the document must be signed by (1) the Clerk OR (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

--------------------------------
        FOR USE BY THE                                                             MAINE
      SECRETARY OF STATE                   STATE OF MAINE                    SECRETARY OF STATE
                                      NOTIFICATION BY CLERK OF                     FILED
       File No.  208-50                  CHANGE IN NAME OR
                 ------                  REGISTERED OFFICE                     April 23, 1979
       Fee Paid   $5.00                                                   ----------------------
                 ------
       C.B.     79C1291
                -------                                                   /s/ James S. Henderson
       Date      5-8-79                                                   ----------------------
                -------                                                             AGENT


     Pursuant to 13-A MRSA Section 304(6), the undersigned clerk for one or more domestic corporations gives notice of the following change of name or registered office of each corporation listed in item FIFTH:
                                      ---------------------

     FIRST: Name of clerk* appearing on the record in Secretary of State's office ROBERT J. DAVIAU
       ----------------

     SECOND: New name of clerk, if name has changed
                                                    -------------------------

     THIRD: Address of former registered office      18 Silver Street
                                                -----------------------------
                                                    Waterville, ME 04901
                                           ----------------------------------
                                           (street, city, state and zip code)

     FOURTH: Address of new registered office       One Center Street
                                              -------------------------------
                                                    Waterville, ME 04901
                                           ----------------------------------
                                           (street, city, state and zip code)

     FIFTH: Notice of the above change in name and/or change in registered office has been sent to each of the following corporations by the undersigned as clerk of each:

     ALLEN LOGGING INC.
     ------------------------------------------
     DUMAS, INC.
     ------------------------------------------
     JOHN'S LUMBER COMPANY
     ------------------------------------------
     JOHN W. JOHNSON, INC.
     ------------------------------------------
     L.J.L. PIZZA SUPPLY COMPANY, INC.
     ------------------------------------------
     LARSEN'S WRECKER SERVICE, INC.
     ------------------------------------------
     MID STATE MACHINE PRODUCTS
     ------------------------------------------
     PENOBSCOT NURSING HOME
     ------------------------------------------
     RANCOURT'S BUILDING MAINTAINANCE CO., INC.
     ------------------------------------------

     Dated: April 20, 1979
            --------------

                                       /s/ Robert J. Daviau
                                       --------------------
                                        (clerk's signature)


                                           Robert J. Daviau
                                       --------------------
                                       (type or print name)

--------------------------
* The clerk of a domestic corporation must be a natural person resident in Maine.

Filing Fee (See Sec.1401)



                                                        This Space For Use By
  For Use By The                                         Secretary of State
Secretary of State            STATE OF MAINE                   MAINE
                                                         SECRETARY OF STATE
File No. 208 - 50          ARTICLES OF AMENDMENT               FILED
        -------------   (Amendment by Shareholders
Fee Paid $10 + $10         Voting as One Class)           January 10, 1978
        ------------                                   -------------------------
C.B.      355                       OF                     /s/ Doris Hayes
       -------------                                   -------------------------
Date    1-12-80         MID STATE MACHINE PRODUCTS              AGENT
     ----------------
                                                       A true copy attest:
                                                          /s/ Doris Hayes
                                                       -------------------------
                                                                           Agent

  Pursuant to 13-A MRSA ss.ss.805 and 807, the undersigned corporation adopts these Articles of Amendment.

      FIRST: All outstanding shares of the corporation were entitled to vote on the following amendment as one class.

      SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on December 30, 1977.

      THIRD: On said date, the number of shares outstanding and entitled to vote on such amendment, and the number of shares voted for and against said amendment, respectively, were as follows:

Number of Shares Outstanding
   and Entitled to Vote                 Voted For       Voted Against
----------------------------            ---------       -------------

           100                             100              none

        --------------------            ---------       -------------
Totals     100                             100              none

      FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

      *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                       Series              Number          Par Value
Class                 (If Any)            of Shares         (If Any)
-----                 --------            ---------         --------
Common                                       100             no par

Preferred                                    900             no par

The aggregate par value of all such shares (of all classes and series) having par value is $ none.

The total number of all such shares (of all classes and series) without par value is 1000 shares.

      SIXTH: The address of the registered office of the corporation in the State of Maine is 18 Silver Street, Waterville, Maine 04901
                  -----------------------------------------
                      (street, city and zip code)

      Dated: December 30, 1977
             --------------------------
                                                  MID STATE MACHINE PRODUCTS **
                                                  -----------------------------
                                                       (name of corporation)

          Legibly print or type name              By /s/ Robert J. Daviau
          and capacity of all signers             ----------------------------
          13-A MRSA ss.104.                           (signature)

                                                      Robert J. Daviau, Clerk
                                                  ------------------------------
                                                     (type or print name and
                                                            capacity)
I certify that I have custody of the minutes
showing the above action by the
shareholders.                                     By
                                                    ----------------------------
                                                           (signature)
/s/ Robert J. Daviau
------------------------------                    ------------------------------
(signature of clerk, secretary                         (type or print name and
    or asst. secretary)                                      capacity)




NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in ss.806, or because the articles so provide. For vote necessary for adoption see ss.805.









------------------------------
* To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

                         SPECIAL MEETING OF STOCKHOLDERS

                           MID STATE MACHINE PRODUCTS

      A special meeting of the stockholders of the corporation was held on December 30, 1977, at 10:00 a.m. at the offices of Daviau, Jabar & Batten, 18 Silver Street, Waterville, Maine. Present were S. Douglas Sukeforth and Rita Sukeforth, being the owners of all of the stock of Mid State Machine Products. The purpose of the meeting was to amend the Articles of Incorporation as originally drawn and the following amendment was unanimously adopted:

      RESOLVED: That the Articles of Incorporation of Mid State Machine Products is amended to allow said corporation to issue 900 shares of preferred stock over and above the original 100 shares of common stock for a total of 1000 shares.

      As there was no further actions to discuss, the meeting was duly
ADJOURNED.

Dated: December 30 ,1977

                                                          /s/ Rita Sukeforth
                                                      --------------------------
                                                      Rita Sukeforth - Secretary



                                    EXHIBIT A

Filing Fee (See Sec. 1401)

                                                          This Space For Use By
                                                            Secretary of State
  For Use By The
Secretary of State               STATE OF MAINE                    MAINE
                                                             SECRETARY OF STATE
File No. 670164D               ARTICLES OF AMENDMENT               FILED
        ------------        (Amendment by Shareholders
Fee Paid:  $90 - $10           Voting as One Class)            July 15, 1985
        ------------                                      ----------------------
C.B.         ---                        OF                  /s/ Carol E. Hanks
        ------------                                      ----------------------
Date:       8-9-85           MID STATE MACHINE PRODUCTS     Secretary of State
        ------------

     Pursuant to 13 A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST:   All outstanding shares of the corporation were entitled to vote on the following amendment as one class.

     SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on July 12, 1985.

     THIRD:   On said date, the number of shares outstanding and entitled to vote on such amendment and the number of shares voted for and against said amendment, respectively, were as follows:


    Number of Shares Outstanding
       and Entitled to Vote                     Voted For                Voted Against
    ----------------------------                ---------                -------------

             100                                   100

Totals -------------------------                ---------                -------------
             100                                   100

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     FIFTH:   If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                               Series              Number               Par Value
       Class                  (If Any)            of Shares              (If Any)
       -----                  --------            ---------             ----------
       Common                                     100,000                 none



     The aggregate par value of all such shares (of all classes and series)
HAVING PAR VALUE IS $   None
                   ---------

The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is 100,000 shares
        ----------

     SIXTH:    The address of the registered office of the corporation in the
State of Maine is One Center St., Waterville, ME 04901
                  --------------------------------------
                      (Street, City and Zip Code)

     Dated    July 12, 1985
           ----------------------

                                       MID STATE MACHINE PRODUCTS
                                       --------------------------------
         Legibly print or type name       (name of corporation)
         and capacity of all signers
         13-A MRSA Section 104.          By:  /s/ Robert J. Daviau
                                       --------------------------------
                                              (signature)

                                       Robert J. Daviau, Esq.--Clerk
                                       --------------------------------
                                      (type or print name and capacity)

I certify that I have custody of
the minutes showing the above         By:------------------------------
action by the shareholders.                    (signature)

 /s/ Robert J. Daviau                 ---------------------------------
---------------------------------     (type or print name and capacity)
(signature of clerk, secretary or
 asst. secretary)

NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see
       Section 805.
















-----------------------------------------
 *To be completed only if Exhibit A or B do not give this required information.

**The name of the corporation should be typed, and the document must be signed by (1) the Clerk OR (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

                             EXHIBIT A

                             SPECIAL MEETING OF STOCKHOLDERS
                               MID STATE MACHINE PRODUCTS

    A special meeting of the stockholders of Mid State Machine Products was held at the offices of Daviau, Jabar & Batten, One Center Street, Waterville, Maine, on July 12, 1985, at 2:00 p.m. All stockholders were present. The purpose of the meeting was to amend the Articles of Incorporation as originally drawn and to increase the number of shares authorized from 100 shares of no par to 100,000 shares of no par stock. The following amendment was unanimously approved:

         RESOLVED: The authorized capital stock of Mid State Machine Products shall be increased from 100 shares of no par to 100,000 shares of no par stock.

    As there was no further business to discuss, the meeting was duly
ADJOURNED.

Dated: July 12, 1985

                                         /s/ Robert J. Daviau
                                         -----------------------------
                                         Robert J. Daviau, Clerk

--------------------------                   ---------------------------------
     For Use By The                          For Use By The Secretary of State
   Secretary of State                                    FILED
                                                    July 24, 1986
File No. 670164D                                ---------------------------
         ---------------                               [illegible]
Fee Paid  $10.00                                ---------------------------
         ---------------                         Deputy Secretary of State
C.B.   ------                                   ---------------------------
    --------------------                         A True Copy When Attested
Date JUL 31 1986                                       By Signature
    --------------------
                                                 --------------------------
--------------------------                       Deputy Secretary of State
                                              ----------------------------------

                              STATE OF MAINE

                           ARTICLES OF AMENDMENT
                          (Amendment by Shareholders
                            Voting as One Class)

          Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle One)

           A.  at a meeting legally called and held on, OR
      X    B.  by unanimous written consent on July 18, 1986.

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

           Number of Shares Outstanding       NUMBER        NUMBER
              and Entitled to Vote          Voted for    Voted Against
           ----------------------------     ---------    -------------
                     100                       100            -0-

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

           Class       Series (If Any)   Number of Shares     Par Value (If Any)
           -----       ---------------   ----------------     ------------------
      Common Class A          *          50,000                  NP
      Common Class B                     50,000                  NP

           The aggregate par value of all such shares (of all classes and
           series) HAVING PAR VALUE AT $             .
                                        -------------
           The total number of all such shares (of all classes and series)
           WITHOUT PAR VALUE IS                  shares.
                               ------------------

SIXTH:     Address of the registered office in Maine:

                    One Center Street, Waterville, ME 04901
           -----------------------------------------------------------
                         (Street, city and zip code)

                          Mid State Machine Products
           -----------------------------------------------------------
                   (Name of Corporation -- Typed or Printed)

                        By*   /s/  Robert J. Daviau
           -----------------------------------------------------------
                          Robert J. Daviau, Clerk
           -----------------------------------------------------------
                      (type or print name and company)

           By*
              --------------------------------------------------------
                                  (signature)

           -----------------------------------------------------------
                     (type or print name and capacity)

-----------------------------------
   MUST BE COMPLETED FOR VOTE OF
         SHAREHOLDERS
-----------------------------------
I certify that I have custody of the
minutes showing the above action by
the shareholders.

  /s/  Robert J. Daviau
-----------------------------------
     (signature of clerk)
-----------------------------------


Dated:   July 23, 1986
      ---------------------------


*In addition to any certification of custody of minutes this document must be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer or (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office or (4) if no directors, the holders, or such of them designated by the HOLDERS OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon or (5) the HOLDERS OF ALL OUTSTANDING SHARES.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in section 806, or because the articles so provide. For vote necessary for adoption see Section 803.

                                  EXHIBIT A

     VOTED: To repeal all provisions of the Articles of Incorporation (formerly called Certificate of Organization) relating to the authorized shares of capital stock of this Corporation, including without limitation, the Articles of Amendment filed in the Office of the Secretary of State of Maine on January 10, 1978, and July 15, 1985, and, pursuant to the provision of
              Section 805(5) of the Maine Business Corporations Act, to adopt the following authorized capital stock provisions in substitution for the authorized capital stock provisions heretofore contained in the Articles of Incorporation of this Corporation as amended, to wit:

                          Capital Stock Provisions
                          ------------------------

     The total number of shares of all classes of stock which the corporation shall have authority to issue is 100,000 shares without par value, of which 50,000 shares shall be Class A common stock and 50,000 shares shall be Class B common stock. The powers, designations, preferences and rights, and the qualifications, limitations and restrictions of the Class A common stock and Class B common stock shall be as follows:

     Except as otherwise provided by law, all voting rights shall be vested exclusively in the Class A common stock, which shall be entitled to one vote per share. In all other respects, including without limitation, dividends and rights upon liquidation, each share of Class A common stock and Class B common stock shall be equal.

     VOTED: That the 100 shares of the Common Capital Stock, without par value, of this Corporation issued and outstanding immediately prior to the effectiveness of the foregoing vote (such issued and outstanding Common Capital Stock being hereinafter called the "Old Stock"), shall be changed to 25,000 shares of Class A common stock on the basis of 250 shares of Class A common stock for each share of Old Stock. Upon surrender for cancellation of stock certificates representing Old Stock, shareholders shall be entitled to receive new stock certificate(s) representing the shares of Class A common stock to which they are entitled upon the change in issued and outstanding shares of the Corporation pursuant to the foregoing sentence becoming effective


              by filing Articles of Amendment with the Secretary of State of
              Maine containing this and the foregoing vote.

     VOTED: To repeal the provisions of the Articles of Incorporation (formerly called Certificate of Organization) relating to the number of directors of this Corporation as amended by Articles of Amendment filed in the Office of the Secretary of State of Maine on August 17, 1973, and to substitute therefore the following.

                   "The Board of Directors is authorized to increase or
              decrease the number of directors, and the minimum number should be one director. (See Section 703, 1.A.) and the maximum number shall be seven directors."

              [STATE SEAL OF MAINE]               Minimum Fee $80 (See ss.1401
                                                  sub ss.19)
              BUSINESS CORPORATION                ------------------------------
                 STATE OF MAINE
 (Merger of Domestic and Foreign Corporations)
              ARTICLES OF MERGER
           MID STATE ACQUISITION, INC.            -----------------------------
            A corporation [ILLEGIBLE]                Deputy Secretary of State
           MID STATE MACHINE PRODUCTS
A corporation organized under the laws of Maine   ------------------------------

 Pursuant to 13-A MRSA ss.906, the preceding         A True Copy When Attested
 corporations adopt these Articles of Merger:              By Signature

                                                    -------------------------
                                                    Deputy Secretary of State
                                                  ------------------------------

FIRST: The laws of the State(s) of Delaware, under which the foreign corporation(s) is (are) organized, permit such merger.

SECOND: The name of the surviving corporation is Mid State Machine Products; and it is to be governed by the laws of the State of Maine.

THIRD: The plan of merger is set forth in Exhibit A attached hereto and made a part hereof.

FOURTH: As to each participating domestic corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares for and against the plan, are as follows:

  Name of       Number of Shares    Number of Shares    NUMBER        NUMBER
Corporation       Outstanding       Entitled to Vote   Voted For   Voted Against
-----------     ----------------    ----------------   ---------   -------------

Mid State           50,000               25,000         25,000          0
Machine
Products

Mid State              100                  100            100          0
Acquisition,
Inc.

FIFTH: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

  Name of     Designation   Number of Shares     NUMBER        NUMBER
Corporation     of Class      Outstanding       Voted For   Voted Against
-----------   -----------   ----------------    ---------   -------------




 (Include the following paragraph if the merger was authorized without the vote of the shareholders of the surviving corporation. Omit if not applicable.)

SIXTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan of merger of the surviving corporation are set forth as follows:

                 Number of Shares Outstanding      Number of Shares to Be Issued
Designation     Immediately Prior to Effective     Or Delivered Pursuant to the
 of Class               Date of Merger                          Merger
----------      ------------------------------     -----------------------------
    A                       25,000                                1

    B                       25,000                                0

SEVENTH: The address of the registered office of the surviving corporation in the State of Maine is *
                                 -----------------------------------------------
Daviau, Jabar & Batten,  1 Center Street, Waterville, ME 04901-542
--------------------------------------------------------------------------------
                           (street, city and zip code)

         The address of the registered office of the merged corporation in the State of Maine is *
                                 --------------------------------------------
                                        (street, city and zip code)

EIGHTH: Effective date of the merger (if other than date of filing of the Articles) is September 30, 1998.
             --------------------

          (Not to exceed 60 days from date of filing of the Articles)

DATED:                                          Mid State Machine Products
      ---------------------------          -------------------------------------
                                            (participating domestic corporation)

    MUST BE COMPLETED FOR VOTE
          OF SHAREHOLDERS
---------------------------------       **By /s/ Robert J. Daviau
  I certify that I have custody             ------------------------------------
    of the minutes showing the                         (signature)
above action by the shareholders.
                                             Robert J. Daviau, Esq., Clerk
    Mid State Machine Products              ------------------------------------
---------------------------------            (type or print name and capacity)
      (name of coroporation)

---------------------------------       **By /s/ Rita C. Sukeforth
(signature of clerk, secretary or           ------------------------------------
         asst. secretary)                              (signature)
---------------------------------
                                             Rita C. Sukeforth, Secretary
DATED:                                      ------------------------------------
       ---------------------------           (type or print name and capacity)



    MUST BE COMPLETED FOR VOTE               /s/ S. Douglas Sukeforth Pres.
          OF SHAREHOLDERS
---------------------------------           Mid State Acquisition, Inc.
  I certify that I have custody             ------------------------------------
    of the minutes showing the              (participating foreign corporation)
above action by the shareholders.

    Mid State Acquisition, Inc.         **By /s/ John Clark
---------------------------------           ------------------------------------
      (name of coroporation)                           (signature)

---------------------------------            John Clark, President
(signature of clerk, secretary or           ------------------------------------
         asst. secretary)                    (type or print name and capacity)
---------------------------------

                                        **By   /s/  William Gumina
                                            ------------------------------------
                                                     (signature)

                                                William Gumina, Secretary
                                            ------------------------------------
                                             (type or print name and capacity)

NOTE: If a foreign corporation is the survivor of this merger, see ss.906.4 and ss.908.3 as to whether Form MBCA-10Ma is required.

* Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office wherever located.

--------------------------------------------------------------------------------


** This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary, or such other officers as the bylaws may designate as a second certifying officer OR (3) if there are no such officers, then a majority of the directors or such directors as may be designated by a majority of directors then in office OR
(4) if there are no such directors, then the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) by the holders of all of the outstanding shares of the corporation.


  SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 278-4195


RM NO. MBCA-10C Rev. 9/97

                                    Exhibit A

                                 PLAN OF MERGER
                                       OF
                           MID STATE ACQUISITION, INC.
                         INTO MID STATE MACHINE PRODUCTS
                             PURSUANT TO SECTION 901
                      OF THE MAINE BUSINESS CORPORATION ACT

1. Plan or Merger. Pursuant to this Plan of Merger, Mid State Acquisition, Inc. a Delaware corporation ("Merger Sub") will be merged (the "Merger") with and into Mid-State Machine Products, Inc. a Maine corporation (the "Company"). In the Merger the Company shall be the surviving corporation (the "Surviving Corporation"). The terms and conditions of the Merger and the consideration to be paid by the Surviving Corporation upon surrender of each outstanding share of the Company are as set forth below.

2. Agreement. This Merger shall take place pursuant to a REDEMPTION AND MERGER AGREEMENT ("Agreement"), dated as of September 16, 1998, among MID STATE MACHINE PRODUCTS, a Maine corporation (the "Company"), S. DOUGLAS SUKEFORTH (the "Principal Stockholder"). MID STATE HOLDING CO., INC., a Delaware corporation ("Parent") and MID STATE ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub").

3. Exchange of Shares. Parent has formed Merger Sub solely for the purpose of facilitating an efficient exchange by stockholders of the Company of their shares of Class A common stock of the Company, no par value per share, and Class B common stock of the Company, no par value per share (collectively, "Company Stock") for the Aggregate Closing Merger Consideration pursuant to the terms of this Agreement, and Merger Sub will not conduct any separate business activity nor serve any function other than to effect for the benefit of Parent and the Stockholders the conversion of Company Stock into the Aggregate Closing Merger Consideration.

4. Effective Date. The Merger shall be effective (the "Effective Date") on the date on which the Articles of Merger with respect to the Merger shall have been duly executed and filed in the office of the Secretary of State of Maine in accordance with the provisions of the Maine Business Corporation Act.

5. Material Terms of Agreement. The material terms of the Merger taken directly from the Agreement are as follows (capitalized terms not defined herein shall have the meanings given such terms in the Merger Agreement.):

           "2.1. The Redemption. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Maine Business Corporation

      Act (the "MBCA"), on the Closing Date and prior to the Effective Time, the Principal Stockholder will cause the Company to, and the Company will, redeem (the "Redemption") from the Stockholder whose names are listed on
      Schedule 3 attached hereto under the heading "Redeemed Stockholders" (the "Redeemed Stockholders") an aggregate number of issued and outstanding shares of Company Stock then held by such Redeemed Stockholders equal to
      (i) the after-Tax proceeds of the liquidation of Investment Securities provided for in Section 7.1.17 divided by (ii) the Per Share Closing Merger consideration (the quotient of clause (i) divided by clause (ii), the "Redeemed Shares"). The allocation of the Redeemed Shares among the Redeemed Stockholders will be determined by the Stockholders' Representative with the consent of Parent (which will not be unreasonably withheld), on or before the date immediately preceding the Closing Date, and Schedule 3 of the Agreement will be updated prior to the Closing upon such determination to reflect such allocation.

      2.2. The Merger. Subject to and in accordance with the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL") and the MBCA, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and will succeed to and assume all of the rights and obligations of Merger Sub in accordance with the DGCL and the MBCA.

      2.3 Consummation of the Merger. As soon as practicable on the Closing Date, the parties will cause the Merger to be consummated by filing with the Delaware Secretary of State and the Maine Secretary of State a certificate of merger or articles of merger, in form reasonably satisfactory to the Company, Parent and Merger Sub, executed in accordance with the relevant provisions of the DGCL and MBCA and will make all other filings or recordings required under the DGCL and MBCA to effect the Merger. The "Effective Time" as that term is used in this Agreement will mean the effective time set forth in the certified copy of the certificate of merger or articles of merger issued by the Maine Secretary of State and the Delaware Secretary of State with respect to the Merger.

      2.4. Effects of the Merger. The Merger will have the effects set forth in the DGCL and the MBCA.

      2.5. Articles of Incorporation; By-laws. The Articles of Incorporation and By-laws of the Company, as in effect immediately prior to the Effective Time, will be the Articles of Incorporation and By-laws of the Surviving Corporation and thereafter will continue to be its Articles of Incorporation and By-Laws until amended as provided therein and under the MBCA.

      2.6. Directors and Officers. The director of Merger Sub immediately prior to the Effective Time will be the initial director of the Surviving Corporation, to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation until his successor is duly elected or appointed and qualified. The officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified.

      2.7. Payment of Redemption Amount; Delivery of Redeemed Shares.

      (a) Subject to adjustment in accordance with Sections 2.16, 2.17 and 2.18, on the Closing Date and prior to the Effective Time, in consideration of the Redemption (including the delivery of the Redeemed Shares pursuant to Section 2.7(b)), the Principal Stockholder will cause the Company to, and the Company will, pay to the Stockholders' Representative (for the benefit of the Redeemed Stockholders), by wire transfer in immediately available funds, an amount equal to the product of the aggregate number of Redeemed Shares and the Per Share Closing Merger Consideration (such product, the "Redemption Amount") as follows: (i) an amount equal to the Redemption Amount less the percentage of the Escrow Amount equal to the percentage that the number of Redeemed Shares bears to the aggregate number of shares of Company Stock issued and outstanding immediately prior to the consummation of the Redemption (the "Redemption Escrow Amount") to one account designated in writing by the Stockholders' Representative for the benefit of the Redeemed Stockholders and (ii) the Redemption Escrow Amount to one account (the "Escrow Account") designated in writing by the escrow agent (the "Escrow Agent") appointed pursuant to the terms and conditions of the Escrow Agreement to be held in escrow pursuant to the terms and conditions of such Escrow Agreement.

      (b)   Simultaneously with payment of the Redemption Amount pursuant to
            Section 2.7(a), the Stockholders' Representative will cause the Redeemed Stockholders to deliver to Parent stock certificates representing an aggregate number shares of Company Stock equal to the Redeemed Shares. Such stock certificates will be duly endorsed (or accompanied by stock powers duly endorsed) for transfer to the Company with all necessary transfer Tax and other revenue stamps, acquired at the Redeemed Stockholders' expense, affixed and canceled. The Redeemed Stockholders will cover any deficiencies with respect to the endorsement of the certificates representing the Redeemed Shares and with respect to the stock powers accompanying such certificates. The Redeemed Shares will be retired upon the redemption thereof.

      2.8. Conversion of Securities; Merger Consideration. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or their respective shareholders (including, without limitation, the Stockholders): Each share of Company Stock issued and outstanding after consummation of the Redemption and immediately prior to the Effective Time as set forth on Schedule 3 attached to the Agreement under the heading "Other Stockholders" opposite each Person's name thereon will be converted into the right to receive, in cash, an amount per share of

      Company Stock equal to (i)(A) $31.8 million plus (B) the Estimated Closing Working Capital Balance plus (C) the New Capital Equipment Aggregate Purchase Price (the aggregate of (A) plus (B), plus (C), the "Aggregate Closing Merger Consideration") divided by (ii) the number of shares of Company Stock issued and outstanding after consummation of the Redemption and immediately prior to the Effective Time.

                  (a) As of the Effective Time, all Company Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and each holder of a certificate representing any sharers of Company Stock will cease to have any rights with respect thereto, except the right to receive such holder's appropriate portion of the Aggregate Closing Merger Consideration as set forth in Section 2.8(a), upon surrender of such certificate in accordance with Section 2.8(d).

                  (b) Each share of Company Stock held in the treasury of the Company immediately prior to the Effective Time will be canceled and extinguished at the Effective Time without any conversion thereof and no payment will be made with respect thereto.

                  (c) At the Effective Time, each Stockholder will be entitled, upon surrender to Parent of such Stockholder's certificates representing shares of Company Stock, to receive in exchange therefor an amount equal to the Per Share Closing Merger Consideration (as adjusted in accordance with Sections 2.16, 2 17 and 2.18) multiplied by the number of shares of Company Stock set forth opposite such Stockholder's name on Schedule 3 under the heading "Other Stockholders".

                  (d) Each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will automatically without any action on the part of the holder thereof, be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation which as of the Effective Time will constitute all of the issued and outstanding shares of the Surviving Corporation.

      2.9. Closing of Transfer Records. After the close of business on the Closing Date, transfers of Company Stock outstanding prior to the Effective Time will not be made on the stock transfer books of the Surviving Corporation.

      2.10. Payment of Aggregate Closing Merger Consideration. Subject to adjustment in accordance with Sections 2.l6, 2.17 and 2.18, payment of the Aggregate Closing Merger Consideration will be made in immediately available funds by wire transfer at Closing as follows: (a) an amount equal to the Aggregate Closing Merger Consideration less the excess of the Escrow Amount over the Redemption Escrow Amount (the "Merger Escrow Amount") to the account designated pursuant to Section 2.7(a)(i) and (b) the Merger Escrow Amount to the account designated pursuant to the terms of Section 2.7(a)(ii) to be held in escrow pursuant to the terms and conditions of such Escrow Agreement."

6. Abandonment. Parent and the Company expressly reserve the right to abandon the Merger and this Plan of Merger, at any time prior to the Effective Date, in the absolute discretion of the directors or either of them.

7. Shareholders. It is a condition of the Agreement that there will be no dissenting Shareholders, and consequently all Shareholders will either consent to the Agreement or provide Waivers of their Right to Dissent to the Agreement.